UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55158	20-5978559
(State or other Jurisdiction of Incorporation)	(Commission File Number)	SPA(IRS Employer Identification No.)

1860 Montreal Rd, Tucker, GA	30084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 398-7178

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On January 31, 2018, Cocrystal Pharma, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with OPKO Health, Inc. (the “Purchaser”), pursuant to which the Company borrowed $1,000,000 from the Purchaser in exchange for issuing the Purchaser an 8% Convertible Note (the “Note”) due January 31, 2020. At the option of the Purchaser, the Note is convertible at $8.10 per share. In the event the Company completes a financing in which the Company receives at least $10,000,000 in gross proceeds and issues common stock or common stock equivalents to the investor (a “Financing”) or there is a change of control of the Company (or sale of substantially all of the Company’s assets), the outstanding principal amount of the Note shall automatically convert. Upon the closing of a Financing, the conversion price of the Note shall be the lesser of (i) $8.10 per share and (ii) the price per share of the securities sold in the Financing.

After adjustment for the Company’s January 18, 2018,  1-for-30 reverse split, the terms of the Note and SPA are identical to those disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on December 1, 2017.

To the extent required by Item 3.02 of Form 8-K, the information contained in the Company’s Current Report on Form 8-K filed with the Commission on December 1, 2017, including the form of the SPA and Note attached as Exhibits 10.1 and 10.2 thereto, is incorporated herein by reference.

The Note was issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 (the “Act”) and Rule 506 promulgated thereunder. The Note (and the shares of common stock underlying the Note) may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The investor is an accredited investor and there was no general solicitation.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on December 1, 2017)

10.2	Form of Note (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on December 1, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cocrystal Pharma, Inc.

Date: February 6, 2018	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer